Exhibit 21

SINCLAIR BROADCAST GROUP, INC.
List of Subsidiaries as of March 3, 2014

Acrodyne Technical Services, LLC (Maryland Limited Liability Company)

Allegiance Capital L.P. (Maryland Limited Partnership)  91.69%

KDSM, LLC (Maryland LLC)

KDSM Licensee, LLC (Maryland LLC)

Keyser Capital, LLC (Maryland LLC)

Ring of Honor Wrestling Entertainment, LLC (Maryland LLC)

Dielectric, LLC (Maine LLC)

Sinclair Investment Group, LLC (Maryland LLC)

Sinclair-CVP, LLC (Maryland LLC) 90.32%

Sinclair Ventures, Inc. (Maryland Corporation)

Sinclair Television Group, Inc. (Maryland Corporation)

Chesapeake Media I, LLC (Nevada LLC)

Chesapeake Television, Inc. (Maryland Corporation)

Sinclair Acquisition VII, Inc. (Maryland Corporation)

WVTV Licensee, Inc. (Maryland Corporation)

Sinclair Acquisition VIII, Inc. (Maryland Corporation)

Raleigh (WRDC-TV) Licensee, Inc. (Maryland Corporation)

Sinclair Acquisition IX, Inc. (Maryland Corporation)

Birmingham (WABM-TV) Licensee, Inc. (Maryland Corporation)

Sinclair Acquisition X, Inc. (Maryland Corporation)

San Antonio (KRRT-TV) Licensee, Inc. (Maryland Corporation)

Sinclair Communications, LLC (Maryland LLC)

Illinois Television, LLC (Maryland LLC)

WICD Licensee, LLC (Maryland LLC)

WICS Licensee, LLC (Maryland LLC)

WYZZ Licensee, Inc. (Delaware Corporation)

Sinclair Television of Illinois, LLC (Nevada LLC)

KOKH LLC, (Nevada LLC)

KOKH Licensee, LLC (Maryland LLC)

Milwaukee Television, LLC (Wisconsin LLC)

WCGV Licensee, LLC (Maryland LLC)

Montecito Broadcasting Corporation (Delaware Corporation)

Channel 33, Inc. (Nevada Corporation)

San Antonio Television, LLC (Delaware LLC)

Sinclair Media I, Inc. (Maryland Corporation)

WPGH Licensee, LLC (Maryland LLC)

KDNL Licensee, LLC (Maryland LLC)

WCWB Licensee, LLC (Maryland LLC)

Sinclair Media III, Inc. (Maryland Corporation)

WCHS Licensee, LLC (Maryland LLC)

WSTR Licensee, Inc. (Maryland Corporation)

WVAH Licensee, LLC (Nevada LLC)

Sinclair Properties, LLC (Virginia LLC)

KBSI Licensee L.P. (Virginia Limited Partnership)

WDKA Licensee, LLC (Nevada LLC)

WKEF Licensee, L.P. (Virginia Limited Partnership

WMMP Licensee L.P. (Virginia Limited Partnership)

WNYS Licensee, LLC (Nevada LLC)

WSYT Licensee L.P. (Virginia Limited Partnership)

Sinclair Television of El Paso, LLC (Delaware LLC)

KDBC Licensee, LLC (Delaware LLC)

WGME, Inc. (Maryland Corporation)

WGME Licensee, LLC (Maryland LLC)

WRDC, LLC (Nevada LLC)

Highwoods Joint Venture (North Carolina Partnership) 60%

WSMH, Inc. (Maryland Corporation)

WSMH Licensee, LLC (Maryland LLC)

WUCW, LLC (Maryland LLC)

KLGT Licensee, LLC (Maryland LLC)

Chesapeake Television Licensee, LLC (Maryland LLC)

KABB Licensee, LLC (Maryland LLC)

KEYE Licensee, LLC (Nevada LLC)

KFDM Licensee, LLC (Nevada LLC)

KFOX Licensee, LLC (Nevada LLC)

KFXA Licensee, LLC (Nevada LLC)

KGAN Licensee, LLC (Maryland LLC)

KGBT Licensee, LLC (Nevada LLC)

KHQA Licensee, LLC (Nevada LLC)

KOCB Licensee, LLC (Maryland LLC)

KPTH Licensee, LLC (Nevada LLC)

KRCG Licensee, LLC (Nevada LLC)

KRXI Licensee, LLC (Nevada LLC)

KSAS Licensee, LLC (Nevada LLC)

KTVL Licensee, LLC (Nevada LLC)

KTVO Licensee, LLC (Nevada LLC)

KUPN Licensee, LLC (Maryland LLC)

KUTV Licensee, LLC (Nevada LLC)

KVII Licensee, LLC (Nevada LLC)

KXRM Licensee, LLC (Nevada LLC)

KXTU Licensee, LLC (Nevada LLC)

New York Television, Inc. (Maryland Corporation)

WACH Licensee, LLC (Nevada LLC)

WCWN Licensee, LLC (Nevada LLC)

WDKY Licensee, LLC (Maryland LLC)

WEAR Licensee, LLC (Maryland LLC)

WFGX Licensee, LLC (Nevada LLC)

WFXL Licensee, LLC (Nevada LLC)

WGFL Licensee, LLC (Nevada LLC)

WHOI Licensee, LLC (Nevada LLC)

WHP Licensee, LLC (Nevada LLC)

WJAC Licensee, LLC (Nevada LLC)

WKRC Licensee, LLC (Nevada LLC)

WLAJ Licensee, LLC (Nevada LLC)

WLFL Licensee, LLC (Maryland LLC)

WLOS Licensee, LLC (Maryland LLC)

WLUC Licensee, LLC (Nevada LLC)

WLWC Licensee, LLC (Nevada LLC)

WMSN Licensee, LLC (Nevada LLC)

WNAB Licensee, LLC (Nevada LLC)

WNWO Licensee, LLC (Nevada LLC)

WOAI Licensee, LLC (Nevada LLC)

WOLF Licensee, LLC (Nevada LLC)

WPBN Licensee, LLC (Nevada LLC)

WPDE Licensee, LLC (Nevada LLC)

WPEC Licensee, LLC (Nevada LLC)

WQMY Licensee, LLC (Nevada LLC)

WRGB Licensee, LLC (Nevada LLC)

WRGT Licensee, LLC (Nevada LLC)

WRLH Licensee, LLC (Nevada LLC)

WSTQ Licensee, LLC (Nevada LLC)

WSYX Licensee, Inc. (Maryland Corporation)

WTAT Licensee, LLC (Nevada LLC)

WTOV Licensee, LLC (Nevada LLC)

WTTA Licensee, LLC (Nevada LLC)

WTTO Licensee, LLC (Maryland LLC)

WTVC Licensee, LLC (Nevada LLC)

WTVX Licensee, LLC (Nevada LLC)

WTVZ Licensee, LLC (Maryland LLC)

WUHF Licensee, LLC (Nevada LLC)

WUPN Licensee, LLC (Maryland LLC)

WUTV Licensee, LLC (Nevada LLC)

WUXP Licensee, LLC (Maryland LLC)

WWHO Licensee, LLC (Nevada LLC)

WWMT Licensee, LLC (Nevada LLC)

WXLV Licensee, LLC (Nevada LLC)

WZTV Licensee, LLC (Nevada LLC)

Sinclair Networks Group, LLC (Maryland Corporation)

Sinclair Programming Company, LLC (Maryland, LLC)

Sinclair Television of Fresno, LLC (Delaware LLC)

KFRE Licensee, LLC (Delaware LLC)

KMPH Licensee, LLC (Delaware LLC)

Sinclair Television of Omaha, LLC (Delaware LLC)

KPTM Licensee, LLC (Delaware LLC)

Sinclair Television of Seattle, Inc. (Washington Corporation)

Sinclair Media Services Company (Washington Corporation)

Fisher Properties, Inc. (Washington Corporation)

Fisher Mills, Inc. (Washington Corporation)

Sinclair Television Media, Inc. (Washington Corporation)

Sinclair Broadcasting of Seattle, LLC (Delaware LLC)

Sinclair  Television of Bakersfield, LLC (Delaware LLC)

Sinclair Media of Boise, LLC (Delaware LLC)

Sinclair Television of Portland, LLC (Delaware LLC)

Sinclair  Television of Oregon, LLC (Delaware LLC)

Sinclair  Radio of Seattle, LLC (Delaware LLC)

Sinclair  Media of Seattle, LLC (Delaware LLC)

Sinclair  Media of Idaho, LLC (Delaware LLC)

Sinclair  Media of Washington, LLC (Delaware LLC)

Sinclair  Interactive Media, LLC (Delaware LLC)

Sinclair  Television of Washington, Inc. (Washington Corporation)

Sinclair Kennewick Licensee, LLC (Nevada LLC)

Sinclair La Grande Licensee, LLC (Nevada LLC)

Sinclair Seattle Licensee, LLC (Nevada LLC)

Sinclair Bakersfield Licensee, LLC (Nevada LLC)

Sinclair Boise Licensee, LLC (Nevada LLC)

Sinclair Idaho Falls Licensee, LLC (Nevada LLC)

Sinclair Yakima Licensee, LLC (Nevada LLC)

Sinclair Lewiston Licensee, LLC (Nevada LLC)

Sinclair Portland Licensee, LLC (Nevada LLC)

Sinclair Eugene Licensee, LLC (Nevada LLC)

Sinclair Radio of Seattle Licensee, LLC (Nevada LLC)

WJAC Inc. (Pennsylvania Corporation)